Filed Pursuant to Rule 497(a)

File No. 333-295823

Rule 482ad

RoboStrategy, Inc. Enters Into Committed Equity Facility of up to $2 Billion from Roth Principal
Investments, LLC to Support Strategic Growth Initiatives

NEW YORK — May 15, 2026 — RoboStrategy, Inc. (Nasdaq: BOT), a dedicated investment fund providing concentrated exposure to robotics and physical AI, today announced it has entered into a significant new financing option through a committed equity facility (CEF) with Roth Principal Investments, LLC (“RPI”), an affiliate of Roth Capital Partners.

The CEF allows but does not obligate RoboStrategy to issue and sell up to $2 billion of its share of common stock to RPI, at the company’s discretion and subject to certain conditions set forth in the CEF, following the effectiveness by the SEC of one or more registration statements that register the resale of such shares. On May 12, 2026, RoboStrategy filed a resale registration statement that, upon effectiveness, will register 14.1 million shares issuable pursuant to the CEF. The facility expands RoboStrategy’s capital strategy and is expected to provide additional financial flexibility to fund future investments in the top robotics companies. The company may access capital opportunistically over time and is under no obligation to utilize the full amount available under the facility.

“Our capital raising strategy is designed to be highly accretive to the fund and aligned with long-term shareholder value creation,” said Marc Weinstein, Chief Operating Officer. “We remain disciplined in how and when we access capital, focusing on structures that enhance flexibility while minimizing dilution. This approach provides us with the potential resources to execute on our strategic objectives while continuing to strengthen the overall value proposition of the fund.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A registration statement relating to the common stock to be registered for resale in connection with the CEF has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in the registration statement is not complete and may be changed. The securities to be registered for resale may not be sold until the registration statement filed with the SEC is effective.

About RoboStrategy, Inc.

RoboStrategy, Inc. is a closed-end management investment company built to power participation in the robotics and physical AI revolution. As robotics continue to penetrate into everyday life, RoboStrategy seeks to provide public-market access to the companies building that future. The fund focuses on high-conviction equity positions in what the fund believes are category-defining robotics and physical artificial intelligence innovators, including leaders such as Figure AI, Apptronik, Dyna Robotics, Dexmate, and other pioneers advancing autonomous systems, including those building the critical supply chain. RoboStrategy was created to bridge public markets with private innovation, enabling broader participation in technologies that are redefining labor, productivity, and the relationship between humans and intelligent machines.

For more information, visit robostrategy.co

Forward Looking Statements

This communication includes “forward looking statements,” including with respect to the fund’s business prospects, capital raising activities, anticipated use of financing arrangements. These statements include statements about capital raising activities and other forward-looking statements. You can sometimes identify forward-looking statements through the use of words or phrases such as “seek,” “will” or “expect” and similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. The fund and the investment adviser have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

Media Contact

Malory Van Guilder

robostrategy@skyya.com

Investor Contact

ir@robostrategy.co